Exhibit 99.2

This Statement on Form 4 is filed by Apollo Management V, L.P., Borden Holdings, LLC, BHI Acquisition Corp, BHI Investment, LLC, Apollo Investment Fund V, L.P., Apollo Overseas Partners V, L.P., Apollo Netherlands Partners V (A), L.P., Apollo Netherlands V (B), L.P., Apollo German Partners V GmbH & Co. KG, AP-BHI Investments, L.P.  and Apollo Advisors V, L.P.  The principal business address of each such reporting persons is Two Manhattanville Road, Purchase, New York 10577.

Name of Designated Filer: Apollo Management V, L.P.

Date of Event Requiring Statement:  February 4, 2005

Issuer Name and Ticker or Trading Symbol:  AEP Industries Inc. (AEPI)

BORDEN HOLDINGS, LLC

	By:		/s/ Alyssa A. Anton
Alyssa A. Anton
Vice President

BHI ACQUISITION CORP.

	By:		/s/ Ellen Berndt
Ellen Berndt
Secretary

BHI INVESTMENT, LLC

	By:		/s/ Robert Seminara
Robert Seminara
Treasurer

APOLLO INVESTMENT FUND V, L.P.

By:	APOLLO ADVISORS V, L.P.
Its General Partner

	By:	APOLLO CAPITAL MANAGEMENT V, INC.
Its General Partner

		By:	/s/ Patricia M. Navis
Patricia M. Navis
Vice President

APOLLO OVERSEAS PARTNERS V, L.P.

By:	APOLLO ADVISORS V, L.P.
Its General Partner

	By:	APOLLO CAPITAL MANAGEMENT V, INC.
Its General Partner

		By:	/s/ Patricia M. Navis
Patricia M. Navis
Vice President

APOLLO NETHERLANDS PARTNERS V (A), L.P.

By:	APOLLO ADVISORS V, L.P.
Its General Partner

	By:	APOLLO CAPITAL MANAGEMENT V, INC.
Its General Partner

		By:	/s/ Patricia M. Navis
Patricia M. Navis
Vice President

APOLLO NETHERLANDS PARTNERS V (B), L.P.

By:	APOLLO ADVISORS V, L.P.
Its General Partner

	By:	APOLLO CAPITAL MANAGEMENT V, INC.
Its General Partner

		By:	/s/ Patricia M. Navis
Patricia M. Navis
Vice President

APOLLO GERMAN PARTNERS V GmbH & CO. KG

By:	APOLLO ADVISORS V, L.P.
Its General Partner

	By:	APOLLO CAPITAL MANAGEMENT V, INC.
Its General Partner

		By:	/s/ Patricia M. Navis
Patricia M. Navis
Vice President

AP-BHI INVESTMENTS, L.P.

By:	APOLLO ADVISORS V, L.P.
Its General Partner

	By:	APOLLO CAPITAL MANAGEMENT V, INC.
Its General Partner

		By:	/s/ Patricia M. Navis
Patricia M. Navis
Vice President

APOLLO MANAGEMENT V, L.P.

By:	AIF V MANAGEMENT, INC.
Its General Partner

		By:	/s/ Patricia M. Navis
Patricia M. Navis
Vice President

APOLLO ADVISORS V, L.P.

By:	APOLLO CAPITAL MANAGEMENT V, INC.
Its General Partner

	By:	/s/ Patricia M. Navis
Patricia M. Navis
Vice President